                                                                  EXHIBIT 99.2


                THE CIVISTA CORPORATION STOCK PURCHASE OPTION


  THE CIVISTA CORPORATION STOCK PURCHASE OPTION, dated as of August 10, 1994 (the "Agreement"), by and between The CIVISTA Corporation, an Ohio corporation ("CIVISTA"), and First Bancorporation of Ohio, an Ohio corporation ("FBOH").

  WHEREAS, CIVISTA and FBOH propose to enter into an Agreement of Affiliation and Plan of Merger, dated as of August 10, 1994 (the "Merger Agreement"), providing for the merger of CIVISTA with and into FBOH (the "Merger"); and

  WHEREAS, as a condition and inducement to FBOH to enter into the Merger Agreement, FBOH has requested that CIVISTA agree, and CIVISTA has agreed, to grant the Option to FBOH;

  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, and covenants set forth in this Agreement and in the Merger Agreement, CIVISTA and FBOH agree as follows:

  1. CERTAIN DEFINITIONS. In addition to the terms otherwise defined in this Agreement, the following terms shall have the meanings set forth below:

   (a) "Affiliate" and "Associate" shall have the meanings given to them in Rule 12b-2 under the Exchange Act.

   (b) "Beneficial ownership" and "beneficially own" shall have the meanings given to them in Rule 13d-3 under the Exchange Act.

   (c)  "BHC Act" shall mean the Bank Holding Company Act of 1956, as amended.

   (d) "Preferred Stock" shall mean the Preferred Shares, without par value, of CIVISTA, with the terms and conditions set forth in Exhibit 1(d) attached hereto.

   (e) "Common Stock" shall mean the Common Shares, without par value, of CIVISTA.

   (f) "Effective Time" shall have the meaning given to it in the Merger Agreement.

   (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (h) "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

   (i)  "OTS" shall mean the Office of Thrift Supervision.

   (j) "Group" shall have the same meaning as the term "group" in Section 13(d)(3) of the Exchange Act.

   (k) "Option Shares" shall mean shares of Preferred Stock that are subject to the Option.

   (l) "Person" shall have the meaning given to it in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

   (m)  "Securities Act" shall mean the Securities Act of 1933, as amended.

   (n)  "Significant Subsidiary" shall have the meaning given to it in Rule
        1.02 of Regulation S-X of the Securities and Exchange Commission.

  2. GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement, CIVISTA hereby grants to FBOH an irrevocable option (the "Option") to purchase from CIVISTA up to 350,655 shares of Preferred Stock (subject to adjustment hereafter pursuant to Section 7), free and clear of all liens, claims, charges, and encumbrances of any kind, at a purchase price per share (the "Purchase Price") equal to $33.50.

  3.  EXERCISE OF OPTION.

   (a) Following the occurrence of a Purchase Event, FBOH may exercise the Option, in whole or in part, at any time and from time to time prior to the expiration of the right to exercise the Option (as provided in Section 3(c)); except that (i) FBOH may not exercise the Option if, at the time of exercise, it is in material breach of any term, condition, covenant, representation or warranty of or contained within the Merger Agreement, and (ii) any purchase of Option Shares upon exercise of the Option shall be subject to compliance with applicable law, including the BHC Act and the regulations of the Federal Reserve promulgated thereunder, and the regulations of OTS.

   (b) As used herein, a "Purchase Event" means any of the following events that occurs after the date of this Agreement:

    (i) CIVISTA or any subsidiary of CIVISTA, without the prior written consent of FBOH, shall have authorized, recommended, or proposed, shall have publicly announced an intention to authorize, recommend, or propose, or shall have entered into an agreement to effect (A) a merger, consolidation or other business combination involving CIVISTA or any of its Significant Subsidiaries with or into any person (other than a merger, consolidation, joint venture, or other business combination with or into FBOH or any subsidiary of FBOH, or a merger or consolidation of any subsidiary of CIVISTA with or into CIVISTA or any other subsidiary of CIVISTA), (B) a sale, lease, or other disposition of assets or earning power of CIVISTA or any of its subsidiaries, in one or more transactions, representing 25% or more of the consolidated assets or earning power of CIVISTA and its subsidiaries to any person (other than FBOH or any subsidiary of FBOH), or (C) an issuance, sale, or other disposition (whether by means of a merger, consolidation, share exchange, or other transaction) of securities representing 20% or more of the voting power of CIVISTA or any of its Significant Subsidiaries to any person (other than FBOH or any subsidiary of FBOH) (any of the foregoing being an "Acquisition Transaction;" except that, if FBOH has given its prior written consent to any such transaction, the transaction as to which FBOH has given its prior written consent shall not be an "Acquisition Transaction");

     (ii) any person (other than FBOH or any subsidiary of FBOH) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to acquire shares of Common Stock or Preferred Stock such that, upon consummation of the offer, such person would beneficially own 25% or more of the Common Stock or Preferred Stock then outstanding;

     (iii) any person (other than FBOH or any subsidiary of FBOH, any subsidiary of CIVISTA in a fiduciary capacity in the ordinary course of such subsidiary's business, any employee benefit plan or employee stock ownership plan of CIVISTA or any subsidiary of CIVISTA, or any person organized, appointed, or established by CIVISTA or any subsidiary of CIVISTA for or pursuant to the terms of any such plan), alone or together with such person's Affiliates, shall have acquired beneficial ownership of 20% or more of the Common Stock or Preferred Stock (if any) then outstanding, or any group
  (other than a group of which FBOH or any subsidiary of FBOH, any subsidiary of CIVISTA in a fiduciary capacity in the ordinary course of such subsidiary's business, any employee benefit plan or employee stock ownership plan of CIVISTA or any subsidiary of CIVISTA, or any person organized, appointed, or established by CIVISTA or any subsidiary of CIVISTA for or pursuant to the terms of any such plan is a member) shall have been formed, as reasonably determined in good faith by the Board of Directors of FBOH, that beneficially owns 20% or more of the Common Stock or Preferred Stock (if any) then outstanding; or

    (iv) the holders of Common Stock and Preferred Stock (if any) shall not have approved the Merger Agreement at the meeting of such stockholders (or any adjournment or postponement thereof) held for the purpose of voting on the Merger Agreement, such meeting shall not have been held or shall have been canceled (and not rescheduled) prior to termination of the Merger Agreement, or CIVISTA's Board of Directors shall have withdrawn or modified in a manner adverse to FBOH the recommendation of CIVISTA's Board of Directors that CIVISTA's stockholders vote in favor of and approve the Merger and adopt the Merger Agreement, in each case after any person (other than FBOH or any subsidiary of FBOH) shall, after the date of this Agreement, have (A) publicly announced a bona fide proposal, or publicly disclosed a bona fide intention to make a bona fide proposal, to engage in an Acquisition Transaction (or CIVISTA shall have publicly disclosed receipt of such a proposal) or (B) filed an application or given a notice, whether in draft or final form, under the BHC Act or the Change in Bank Control Act of 1978 for approval to engage in an Acquisition Transaction.

   (c) Except as provided in the last sentence of this Section 3(c) and in
Section 9(c), the right to exercise the Option shall terminate upon the earliest to occur of (i) the Effective Time, (ii) 12 months after the first occurrence of a Purchase Event, and (iii) termination of the Merger Agreement in accordance with its terms prior to the occurrence of a Purchase Event. The rights set forth in Sections 9 and 11 shall not terminate when the right to exercise the Option terminates, but shall extend to such time as is provided in Sections 9 or 11, respectively. Notwithstanding the termination of the right to exercise the Option, FBOH shall be entitled to purchase those Option Shares with respect to which it has exercised the Option prior to termination of the right to exercise the Option.

   (d) In the event FBOH wishes to exercise the Option, it shall send to CIVISTA a written notice (the date on which the notice is sent being herein referred to as the "Notice Date") specifying (i) the number of Option Shares that it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing of such purchase (the "Closing Date"). Notwithstanding the foregoing, if the closing of such purchase cannot be consummated by reason of any applicable judgment, decree, order, law, or regulation, the

Closing Date shall be extended and occur not earlier than three business days nor later than 30 business days after such restriction on consummation has expired or been terminated. If prior notification to or approval by the Federal Reserve or any other regulatory authority is required in connection with such purchase and sale, FBOH shall promptly file and expeditiously process the notice or application for approval (and CIVISTA shall cooperate with FBOH in the filing and processing thereof), and the Closing Date shall be extended and occur not earlier than three business days nor later than 30 business days after the date on which (x) any required notification period has expired or been terminated or (y) such approval has been obtained, as the case may be, and, in either event, any requisite waiting period has expired.

   (e) Notwithstanding Section 3(d), in no event shall any Closing Date be more than 18 months after the Notice Date, and, if the Closing Date has not occurred within 18 months after the related Notice Date due to the failure to obtain any required approval by the Federal Reserve, OTS or any other regulatory authority, the exercise of the Option on the Notice Date shall be deemed to have been rescinded. In the event (i) FBOH receives official notice that an approval of the Federal Reserve, OTS or any other regulatory authority required for the purchase and sale of the Option Shares will not be issued or granted or (ii) a Closing Date has not occurred within 18 months after the related Notice Date due to the failure to obtain any such required approval, FBOH shall be entitled to exercise the Option in connection with the resale of the Option Shares pursuant to a registration statement as provided in Section 10.

  4.  PAYMENT AND DELIVERY OF CERTIFICATES.

   (a) On each Closing Date, FBOH shall pay to CIVISTA in immediately available funds, by wire transfer to a bank account designated by CIVISTA, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on the Closing Date.

   (b) On each Closing Date, simultaneous with the delivery of immediately available funds as provided in Section 4(a), CIVISTA shall deliver to FBOH a certificate or certificates representing the Option Shares being purchased, and FBOH shall deliver to issuer a letter in which FBOH agrees not to sell or otherwise dispose of such Option Shares in violation of applicable law or the provisions of this Agreement.

   (c) Certificates for the Option Shares shall be endorsed with a restrictive legend substantially as follows:

  THE TRANSFER OF THE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF THE CIVISTA CORPORATION STOCK PURCHASE OPTION DATED AS OF AUGUST ___, 1994. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY CIVISTA OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the reference in the foregoing legend to restrictions arising under the Securities Act shall be removed, by delivery of a substitute certificate or certificates without such reference, if FBOH delivers to CIVISTA a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel in form and substance reasonably satisfactory to CIVISTA and its counsel, to the effect that an exemption is available for the transaction under the Securities Act.

  5. REPRESENTATIONS AND WARRANTIES OF CIVISTA. CIVISTA hereby represents and warrants to FBOH as follows:

   (a) DUE AUTHORIZATION. CIVISTA has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the approvals, if any, contemplated by this Agreement or required by law, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CIVISTA. This Agreement has been duly executed and delivered by CIVISTA and constitutes a valid and binding obligation of CIVISTA, enforceable against CIVISTA in accordance with its terms.

   (b) AUTHORIZED STOCK. CIVISTA has heretofore taken, and until termination of the right to exercise the option shall hereafter take, all corporate and other action necessary to authorize and reserve, and, subject to obtaining the governmental and other approvals and consents contemplated by this Agreement and as may be required by law, to permit it to issue, all of the Option Shares, including any additional shares of Preferred Stock or other securities that may be issued pursuant to Section 7. The Option Shares, including any such additional shares of Preferred Stock or other securities, upon issuance pursuant hereto, shall be duly and validly issued, fully paid, and nonassessable, and shall be delivered free and clear of all liens, claims, charges, and encumbrances of any kind, including any preemptive rights of any stockholder of CIVISTA.

   (c) NO CONFLICTS. Except as disclosed pursuant to the Merger Agreement, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in a violation of or default under, (i) any provision of the Articles of Incorporation or Code of Regulations of CIVISTA or the governing documents of any subsidiary of CIVISTA or (ii), subject to obtaining the approvals, if any, contemplated by this Agreement or required by law, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to CIVISTA or any subsidiary of CIVISTA or their respective properties or assets, which conflict, violation, or default would have a material adverse effect on CIVISTA.

  6. REPRESENTATIONS AND WARRANTIES OF FBOH. FBOH hereby represents and warrants to CIVISTA that:

   (a) DUE AUTHORIZATION. FBOH has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agreement, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of FBOH. This Agreement has been duly executed and delivered by FBOH and constitutes a valid and binding obligation of FBOH, enforceable against FBOH in accordance with its terms.

   (b) NO CONFLICTS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in a violation of or default under, (i) any provision of the Articles of Incorporation or Code of Regulations of FBOH or any subsidiary of FBOH or (ii), subject to obtaining the approvals referred to in this Agreement or required by law, any loan or credit agreement, note, mortgage, indenture, lease, or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to FBOH or any subsidiary of FBOH or their respective properties or assets, which conflict, violation, or default would have a material adverse effect on FBOH.

   (c) PURCHASE NOT FOR DISTRIBUTION. Any Option Shares or other securities acquired by FBOH upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

  7. VOTING OF OPTION SHARES AND OTHER SHARES BY FBOH. FBOH hereby covenants and agrees, with respect to all shares of Common Stock and Preferred Stock which it beneficially owns, whether or not acquired pursuant to the terms of this Agreement, that it will either (i) vote such shares proportionately with the vote of all other shareholders of CIVISTA on any matter submitted to such shareholders relating to a Purchase Event or an Acquisition Transaction, or
(ii) at the discretion of its Board of Directors, abstain from voting such shares on any matter submitted to shareholders of CIVISTA relating to a Purchase Event or an Acquisition Transaction.

  8.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

   (a) In the event of any change in the Common Stock or Preferred Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares, or similar transaction, the type and number of shares or securities subject to the option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing any such transaction, so that FBOH shall receive upon exercise of the Option the number and class of shares, other securities, property, or cash that FBOH would have received in respect of the Option Shares if the Option had been exercised and the Option Shares had been issued to FBOH immediately prior to such event or the record date therefor, as applicable.

   (b) In the event that CIVISTA enters into an agreement (i) to consolidate with or merge into any person (other than FBOH or any subsidiary of FBOH), and CIVISTA shall not be the continuing or surviving corporation of such consolidation or merger, (ii) pursuant to which any person (other than FBOH or any subsidiary of FBOH) shall merge into CIVISTA, and CIVISTA shall be the continuing or surviving corporation, but outstanding shares of Preferred Stock or Common Stock shall be changed into or exchanged for stock, other securities, property, or cash, or (iii) to sell, lease, or otherwise transfer assets of CIVISTA or any of its subsidiaries, in one or more transactions, representing more than 50% of the consolidated assets or earning power of CIVISTA and its subsidiaries to any person (other than FBOH or any subsidiary of FBOH), then, and in each such case, the agreement governing such transaction shall make proper provisions so that, upon the consummation of such transaction, FBOH may, in its discretion, (x) retain the Option to purchase the Option Shares or (y) convert the Option into the right to receive, at the election of FBOH either from the Acquiring Corporation or from any person that controls the Acquiring Corporation, the number and class of shares, other securities, property, or cash that FBOH would have received in respect of the Option Shares if the Option had been exercised and the Option Shares had been issued to FBOH immediately prior to the consummation of such transaction, the distribution of the proceeds thereof to CIVISTA's stockholders, or the record date therefor, as applicable.

   (c) For purposes of this Agreement, "Acquiring Corporation" means (i) the continuing or surviving corporation in a merger or consolidation involving CIVISTA in which CIVISTA is not the continuing or surviving corporation, (ii) CIVISTA in a merger in which CIVISTA is the continuing or surviving corporation, and (iii) the transferee of more than 50% of the consolidated assets or earning power of CIVISTA and its subsidiaries. The provisions of Sections 8, 9, 10, 11, 12 and 13 shall apply with appropriate adjustments to any securities for which the Option becomes exercisable pursuant to this Section 8.

  9.  REPURCHASE OF OPTION AT REQUEST OF FBOH.

   (a) At the request of FBOH at any time during the period beginning upon the first occurrence of a Repurchase Event and ending 12 months thereafter, CIVISTA shall repurchase from FBOH the Option (unless the Option shall have expired or been terminated) and all shares of Preferred Stock purchased by FBOH upon exercise of the Option that are beneficially owned by FBOH at the Request Date. (The date on which FBOH requests that CIVISTA repurchase the Option or Option Shares under this Section 9 is referred to as the "Request Date".) Such repurchase shall be at an aggregate price (the "Put Consideration") equal to the sum of:

     (x) the aggregate Purchase Price paid by FBOH for all shares of Preferred Stock purchased upon exercise of the Option that are beneficially owned by FBOH on the Request Date;

     (y) the excess, if any, of the Applicable Price over the Purchase Price paid by FBOH for each share of Preferred Stock with respect to which the Option has been exercised that are beneficially owned by FBOH on the Request Date, multiplied by the number of such shares; and

     (z) the excess, if any, of the Applicable Price over the Purchase Price (adjusted pursuant to Section 8), multiplied by the number of Option Shares with respect to which the Option has not been exercised; provided that, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, the Closing Date shall be suspended and the Option shall be treated, for purposes of this clause (z), as if it had not been exercised.

   (b) If FBOH exercises its rights under this Section 8, CIVISTA shall, within 10 business days after the Request Date, pay the Put Consideration to FBOH in immediately available funds, by wire transfer to a bank account designated by FBOH; FBOH shall, against receipt of the payment therefor, surrender to CIVISTA the Option and the certificates evidencing the shares of Preferred Stock purchased upon exercise of the Option that are beneficially owned by FBOH on the Request Date; and FBOH shall warrant that it has sole record and beneficial ownership of such shares, free and clear of all liens, claims, charges, and encumbrances of any kind. Notwithstanding the foregoing, if CIVISTA is prohibited from repurchasing the Option or any or all Option Shares or from paying all or any portion of the Put Consideration by reason of any applicable judgment, decree, order, law, or regulation, CIVISTA shall immediately repurchase or pay that portion of the Option and Option Shares or Put Consideration that it is not prohibited from repurchasing or paying, shall from time to time thereafter immediately repurchase or pay such further portion of the Put Consideration that it is not then prohibited from repurchasing or paying, and, in all cases, shall pay the balance of the Option and Option Shares or Put Consideration within 10 business days after such prohibition has expired or been terminated. Upon receipt of a partial payment of the Put Consideration, FBOH shall surrender a portion of the Option and/or Option Shares, as selected by FBOH, corresponding (as closely as practicable) to the portion of the Put Consideration received by FBOH. If prior notification to or approval by the Federal Reserve, OTS or any other regulatory authority is required in connection with the payment of all or any portion of the Put Consideration, CIVISTA shall pay from time to time that portion of the Put Consideration that it is not prohibited from paying and shall promptly file and expeditiously process the required notice or application for approval (and FBOH shall cooperate with CIVISTA in the filing of any such notice or application and the obtaining of any such approval), and CIVISTA shall pay the Put Consideration within 10 business days after the date on which, as the case may be, (i) any required notification period has expired or been terminated or (ii) such approval has been obtained.

   (c) If the Federal Reserve, OTS or any other regulatory authority disapproves of the repurchase by CIVISTA of all or any part of the Option or Option Shares pursuant to this Section 8, CIVISTA shall promptly give notice of such disapproval to FBOH, and FBOH shall have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the number of shares as to which payment has been made. If the Option shall have terminated prior to the date of such notice or shall be scheduled to terminate at any time before the expiration of a period ending on the thirtieth business day after the date of such notice, FBOH shall nevertheless have the right so to exercise the Option or exercise its right under Section 12 until the expiration of such period of 30 business days. Notwithstanding anything herein to the contrary, CIVISTA shall not be obligated to repurchase the Option or any Option Shares on more than one occasion.

   (d) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share to be paid by any person (other than FBOH or one of its subsidiaries) for shares of Common Stock or Preferred Stock or the highest consideration per share to be received by holders of Common Stock or Preferred Stock, in each case pursuant to an agreement for a merger, consolidation, joint venture, or other business combination with CIVISTA entered into after the date hereof and on or prior to the Request Date, (ii) the highest closing sales price per share of Common Stock reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if transactions in Common Stock are not reported on NASDAQ, the highest bid price quoted on the principal trading market on which the Common Stock is traded as reported by a recognized source) during the 60 business days preceding the Request Date, and (iii) in the event of the sale by CIVISTA or its subsidiaries, in one or more transactions, of assets or earning power aggregating more than 50% of the consolidated assets or earning power of CIVISTA and its subsidiaries to any person (other than FBOH or any subsidiary of FBOH), the sum of the price paid for such assets or earning power and the current value of the remaining assets of CIVISTA and its subsidiaries divided by the number of shares of Common Stock outstanding at the time of the sale. The value of any consideration other than cash that is offered, paid, or received pursuant to clauses (i) or (iii) of this Section 9(d), and the value of the remaining assets of CIVISTA and its subsidiaries referred to in clause (iii), shall be determined in good faith by an independent nationally recognized investment banking firm mutually acceptable to FBOH and CIVISTA, which determination shall be conclusive for all purposes of this Agreement.

   (e) As used herein, a "Repurchase Event" means the consummation of an Acquisition Transaction, provided, that, the percentage for purposes of Section 3(b)(i)(B) shall be 50% and the percentages for purposes of Section 3(b)(i)(C) shall be 40%.

   (f) Notwithstanding anything in this Agreement to the contrary, the Put Consideration payable to FBOH, determined in accordance with Subsection (a) of this Section, shall be adjusted so that in no event will the aggregate Put Consideration payable to FBOH pursuant to the terms of this Section 9 exceed the aggregate Purchase Price paid by FBOH pursuant to the Option, plus $4,000,000.

  10.  REPURCHASE OF OPTION AT REQUEST OF CIVISTA.

   (a) Except to the extent that FBOH shall have previously exercised its rights under Section 9, at the request of CIVISTA during the six-month period commencing 12 months following the first occurrence of a Repurchase Event, CIVISTA may repurchase from FBOH, and FBOH shall sell to CIVISTA, all (but not less than all) of the shares of Preferred Stock purchased by FBOH upon exercise of the Option that are beneficially owned by FBOH on the Call Date at a price (the "Call Consideration") equal to the greater of (x) 110% of the Current Market Price and (y) the sum of (A) the Purchase Price paid by FBOH for such shares plus (B) FBOH's pre-tax per share carrying cost, multiplied in either case by the number of shares being repurchased. (The date on which CIVISTA requests that FBOH sell the Option Shares under this Section 10 is referred to as the "Call Date.") Notwithstanding the foregoing, FBOH may, within 30 days following CIVISTA's notice of its intention to purchase shares pursuant to this
Section 10, deliver an Offeror's Notice pursuant to Section 12, in which case the provisions of Section 12 and not those of this Section 10 shall control. Notwithstanding any contrary provision of this Section 10, CIVISTA's rights under this Section 10 shall be suspended (with any such rights being extended accordingly) during any period in which the exercise of such rights would subject FBOH to liability pursuant to Section 16(b) of the Exchange Act.

   (b) If CIVISTA exercises its rights under this Section 10 and FBOH does not deliver an Offeror's Notice or sell shares of Preferred Stock to a third party pursuant to the Offeror's Notice, CIVISTA shall, within 10 business days after the thirtieth day following CIVISTA's notice of its intention to purchase shares pursuant to this Section 10 or, if applicable, within 10 business days after abandonment of the transaction covered by the Offeror's Notice, pay the Call Consideration in immediately available funds, by wire transfer to a bank account designated by FBOH; FBOH shall surrender to CIVISTA the certificates evidencing the shares of Preferred Stock purchased upon exercise of the option that are beneficially owned by FBOH on the Call Date; and FBOH shall warrant that it has sole record and beneficial ownership of such shares, free and clear of all liens, claims, charges, and encumbrances of any kind.

   (c) As used herein, (i) "Current Market Price" means the average closing sales price per share of Common Stock reported on NASDAQ (or if the Common Stock is not reported on NASDAQ, the highest bid price quoted on the principal trading market on which such shares are traded as reported by a recognized source) for the 10 business days preceding the Call Date, and (ii) "FBOH's pretax per share carrying cost" shall be the amount equal to the interest on the aggregate Purchase Price paid for the shares of Preferred Stock being repurchased pursuant to this Section 10 from the date of purchase to the date of repurchase at the rate of interest announced by CIVISTA as its prime or base lending or reference rate during such period, less any dividends received on the shares being repurchased, divided by the number of shares being repurchased.

  11. REGISTRATION RIGHTS. If requested by FBOH at any time and from time to time within (a) the period beginning upon the first exercise of the Option and ending three years thereafter or (b) the period beginning upon the occurrence of either of the events set forth in clauses (i) and (ii) of Section 3(e), or the receipt by FBOH of official notice that an approval of the Federal Reserve, OTS or any other regulatory authority required for a repurchase pursuant to
Section 9(c) will not be issued or granted, and ending 30 business days thereafter (but solely as to shares of Preferred Stock with respect to which the required approval was not received), CIVISTA shall prepare and file a registration statement under the Securities Act, if such registration is necessary, in order to permit the sale or other disposition of any or all shares of Preferred Stock or other securities that have been purchased by or are issuable to FBOH upon exercise of the Option in accordance with the intended method of sale or other disposition stated by FBOH, including, if applicable, a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and CIVISTA shall use its best efforts to qualify such shares or other securities under any applicable state securities laws. FBOH shall use all reasonable efforts to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to registration statement to be effected on a widely distributed basis. CIVISTA shall use all reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties that are required therefor, and to keep such registration statement effective for such period (not in excess of 180 days from the day such registration statement first becomes effective) as may be reasonably necessary to effect such sale or other disposition. In the event that FBOH requests CIVISTA to file a registration statement following the failure to obtain an approval required for an exercise of the Option as described in Section 3(e), the closing of the sale or other disposition of Preferred Stock or other securities pursuant to such registration statement shall occur substantially simultaneously with the exercise of the Option. The obligations of CIVISTA hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 90 days in the aggregate if the Board of Directors of CIVISTA determines that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect CIVISTA. Any registration statement prepared and filed under this Section 11, and any sale covered thereby, shall be at CIVISTA's expense, except for underwriting discounts or commissions, brokers' fees, and the fees and disbursements of FBOH's counsel related thereto. FBOH shall provide all information reasonably requested by CIVISTA for inclusion in any registration statement to be filed hereunder, and shall make all necessary representations and warranties with respect to the accuracy and completeness thereof and shall hold CIVISTA harmless with respect to any liability therefor. If, during the time periods referred to in the first sentence of this Section 11, CIVISTA effects a registration under the Securities Act of any Common Stock or Preferred Stock for its own account or for the account of any stockholder of CIVISTA (other than a registration on Form S-4, Form S-8, or any successor form), CIVISTA shall afford FBOH the right to participate in such registration, and such participation shall not affect the obligation of CIVISTA to effect a registration statement for FBOH under this Section 11; provided that, if the managing underwriters of such offering advise CIVISTA in writing that, in their opinion, the number of shares of Preferred Stock requested to be included in such registration exceeds the number that can be sold in such offering, CIVISTA shall include the shares requested to be included in the offering by FBOH pro rata with the shares intended to be included in the offering by CIVISTA. In connection with any registration pursuant to this Section 11, CIVISTA and FBOH shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

  12. FIRST REFUSAL. At any time after the first occurrence of a Purchase Event and prior to the later of (a) the expiration of 24 months following the first purchase of shares of Preferred Stock upon exercise of the Option and (b) the termination of the right to exercise the Option pursuant to Section 3(c), if FBOH desires to sell, assign, transfer, or otherwise dispose of all or any of the shares of Preferred Stock or other securities purchased by it upon exercise of the Option, FBOH shall give CIVISTA written notice of the proposed transaction (an "Offeror's Notice"), identifying the proposed transferee, accompanied by a copy of a binding offer to purchase such shares or other securities signed by such transferee and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by FBOH to CIVISTA, which may be accepted within 10 business days after receipt of such Offeror's Notice by CIVISTA, to sell such shares or other securities to CIVISTA on the same terms and conditions and at the same price as those set forth in the Offeror's Notice for the proposed transaction. The purchase of any such shares or other securities by CIVISTA shall be settled within 10 business days of the date of the acceptance of the offer by CIVISTA, and the purchase price shall be paid to FBOH in immediately available funds. Notwithstanding the foregoing, if prior notification to or approval by the Federal Reserve, OTS or any other regulatory authority is required in connection with such purchase, CIVISTA shall promptly file and expeditiously process the required notice or application for approval (and FBOH shall cooperate with CIVISTA in the filing of any such notice or application and the obtaining of any such approval), and the purchase of such shares or other securities by CIVISTA shall be settled within 10 business days after the date on which, as the case may be, (a) any required notification period has expired or been terminated or (b) such approval has been obtained. In the event of the failure or refusal of CIVISTA to purchase all the shares or other securities covered by an offeror's Notice, or if the Federal Reserve, OTS or any other regulatory authority disapproves of CIVISTA's proposed purchase of such shares or other securities, FBOH may thereafter sell all, but not less than all, of such shares to the proposed transferee at no less than the price specified and on terms no more favorable than those set forth in the Offeror's Notice. The requirements of this Section 12 shall not apply to (x) any disposition as a result of which the proposed transferee will purchase or acquire in such transaction not more than 2% of the outstanding Common Stock or Preferred Stock, (y) any sale by means of a public offering registered under the Securities Act in which steps are taken to reasonably ensure that no purchaser will purchase or acquire more than 2% of the outstanding Common Stock or Preferred Stock, or (z) any transfer to a wholly owned subsidiary of FBOH that agrees in writing to be bound by the terms hereof.

  13. LISTING. If shares of Preferred Stock or any other securities to be acquired upon exercise of the Option are quoted on NASDAQ, CIVISTA, at the request of FBOH, will thereafter, use reasonable efforts to cause the Preferred Stock to continue to be so quoted.

  14. DIVISION OF OPTION. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of FBOH, upon presentation and surrender of this Agreement at the principal office of CIVISTA, for other Agreements providing for options of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Preferred Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related options for which this Agreement and the Option granted hereby may be exchanged. Upon receipt by CIVISTA of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Agreement, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Agreement, CIVISTA will execute and deliver a new Agreement of like tenor and date. Any such new Agreement, when executed and delivered, shall constitute an additional contractual obligation on the part of CIVISTA, whether or not the Agreement so lost, stolen, destroyed, or mutilated shall at any time be enforceable by anyone.

  15. FBOH'S BREACH. Notwithstanding anything to the contrary contained herein, all of CIVISTA's obligations under this Agreement shall immediately terminate and the Option shall no longer be exercisable if the Merger Agreement has been terminated and FBOH was in material breach of any term, condition, covenant, representation or warranty of or contained within the Merger Agreement when it was terminated; provided, however, that CIVISTA may not assert, for purposes of this Section 14 only, a material breach of the Merger Agreement by FBOH if FBOH terminated the Merger Agreement pursuant to the terms of the Merger Agreement and CIVISTA failed to notify FBOH, upon FBOH's written request prior to termination, of the material breach; provided, further, however, that CIVISTA may not assert, for purposes of this Section 15 only, a material breach of the Merger Agreement by FBOH if CIVISTA terminated the Merger Agreement pursuant to the terms of the Merger Agreement and all material breaches by FBOH were curable, unless CIVISTA provided written notice to FBOH of the material breaches and an opportunity to cure as soon as reasonably practicable.

  16.  MISCELLANEOUS.

   (a) EXPENSES. Except as otherwise provided in Section 11, each of the parties hereto shall bear and pay all expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

   (b) WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision, but such waiver shall only be effective if in writing and signed by the party entitled to the benefits of such provision. This Agreement may not be modified, amended, altered, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

   (c) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARY; SEVERABILITY. Except as otherwise set forth in the Merger Agreement, this Agreement, the Merger Agreement, and the other documents and instruments referred to therein and herein (a) constitute the entire agreement and understanding, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to their subject matter and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void, or unenforceable, the other terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall not be affected, impaired, or invalidated. If for any reason such court or regulatory agency determines that the Option does not permit FBOH to acquire, or does not require CIVISTA to repurchase, the full number of shares of Preferred Stock as provided in Sections 3 and 9 (as adjusted pursuant to Section 8), it is the express intention of CIVISTA to allow FBOH to acquire, or to require CIVISTA to repurchase, such lesser number of shares as may be permissible without any amendment or modification hereof.

   (d) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Ohio without regard to any applicable conflicts of law rules.

   (e) DESCRIPTIVE HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

   (f) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address as shall be specified by like notice):

  TO CIVISTA:                           TO FBOH:

  Richard G. Gilbert, Chairman and      Howard L. Flood, President and
  Chief Executive Officer               Chief Executive Officer
  The CIVISTA Corporation               First Bancorporation of Ohio
  100 Central Plaza South               106 South Main Street
  Canton, Ohio 44701                    Akron, Ohio  44308

  WITH A COPY TO:                       WITH COPIES TO:

  Jeffrey J. Margulies, Esq.            Terry E. Patton, Senior Vice President
  Squire, Sanders & Dempsey             and Secretary
  4900 Society Center                   First Bancorporation of Ohio
  127 Public Square                     106 South Main Street
  Cleveland, OH  44114-1304             Akron, Ohio 44308


   (g) COUNTERPARTS. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both Parties need not sign the same counterpart.

   (h) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

   (i) FURTHER ASSURANCES. In the event of any exercise of the Option by FBOH, CIVISTA and FBOH shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

   (j) SPECIFIC PERFORMANCE. This Agreement may be enforced by either party through specific performance, injunctive relief, and other equitable relief. Both parties hereby waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and agree that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

  IN WITNESS WHEREOF, CIVISTA and FBOH have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.


                                                THE CIVISTA CORPORATION

Attest:

/s/ Janice R. Van Voorhis                  By: /s/ Richard G. Gilbert
- - ----------------------------------         --------------------------------------
Janice R. Van Voorhis, Secretary               Richard G. Gilbert, Chairman and
                                               Chief Executive Officer


                                           By: /s/ Paul G. Basner
                                           -------------------------------------
                                               Paul G. Basner, Vice Chairman


                                           FIRST BANCORPORATION OF OHIO


Attest:

/s/ Terry E. Patton                        By: /s/ Howard L. Flood
- - ----------------------------------         -------------------------------------
Terry E. Patton, Secretary                     Howard L. Flood, President and
                                               Chief Executive Officer

                                  EXHIBIT 1(B)

                            TERMS OF PREFERRED STOCK

         1. DESIGNATION AND AMOUNT. The shares of this series of Preferred Stock of the CIVISTA Corporation (the "Corporation") shall be designated as "Series A Preferred Stock," and the number of authorized shares constituting the Series A Preferred Stock shall be four hundred thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

         2.      DIVIDENDS.

                 a. Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of stock ranking junior to the shares of Series A Preferred Stock with respect to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash in an amount per share equal to one fourth of one cent
         (.25 cents), commencing on the first of the following dates to occur after the first issuance of Series A Preferred Stock: January 1,
         April 1, July 1, and October 1.

                 b. In the event the Corporation, after having declared and made any dividends required under Section 2.a, declares a dividend payable in cash to the holders of shares of Common Stock, the holders of Series A Preferred Stock shall participate in that dividend at the same rate per share and on the same conditions as are applicable to the shares of Common Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock would have been entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 c. Notwithstanding the foregoing, the amounts to which holders of shares of Series A Preferred Stock are entitled as dividends under divisions a and b of this Section 2 in any calendar year shall not exceed $33.50 per share of Series A Preferred Stock.

         3.      LIQUIDATION, DISSOLUTION OR WINDING UP.

                 a. Upon any voluntary liquidation, dissolution or winding-up of the affairs of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

                 b. After the Corporation has made any payments required under division a of this Section 3, the holders of shares of Series A Preferred Stock shall be entitled to receive distributions at the same rate per share and on the same conditions as are applicable to the shares of Common Stock of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock would have been entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                 c. Notwithstanding the foregoing, the amounts which are payable under divisions a and b of this Section 3 upon voluntary liquidation, dissolution or winding up shall not exceed $33.50 per share of Series A Preferred Stock, except that the foregoing limitation shall not apply to the payment of amounts representing accrued and unpaid dividends and distributions, which amounts shall be subject instead to the limitation contained in Section 2.c.

         4. OTHER TERMS. The terms of the Series A Preferred Stock shall otherwise be in accordance with Article Fourth of the Corporation's Amended Articles of Incorporation.